UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/28/2004

PARK BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-20867

DE	36-4082530
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

5400 South Pulaski Road
Chicago, IL 60632
(Address of Principal Executive Offices, Including Zip Code)

(773) 884-5522
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On October 28, 2004, Park Bancorp, Inc. issued a press release to report the company's 2004 third quarter and quarterly dividend.

Item 9.01.    Financial Statements and Exhibits

(c) The following exhibit is being furnished herewith:

99.1

Press Release, dated October 28, 2004, of Park Bancorp, Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

PARK BANCORP, INC.

Date: October 28, 2004.	By:	/s/ David A. Remijas
David A. Remijas
CHIEF EXECUTIVE OFFICER